Universal Database of Music USA, LLC
(A development-stage company)
Financial Statements
As of May 31, 2009

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Financial Statements
As of May 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and
Management of Universal Database of Music USA, LLC

We have audited the accompanying balance sheet of Universal Database of Music USA, LLC ( a development stage company) as of May 31, 2009, and the related statements of Operations, members’ capital, and cash flows for the period from April 3, 2009 (inception) to May 31, 2009. Universal Database of Music USA, LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Universal Database of Music USA, LLC as of May 31, 2009, and the results of its operations and its cash flows for the period from April 3, 2009 (inception) to May 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations, net capital deficiencies, and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters are also described in Note1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Leon & Company, P.A.

Pembroke Pines, Florida July 15, 2009

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Balance Sheet
As of May 31, 2009

ASSETS
Current assets:
Cash	$35,733
Deposit and deferred charges	10,000

Total current assets	45,733

Intangible (database)	5,000,000

Total assets	5,045,733

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	88
Interest payable	529
Total current liabilities	617

Long Term Loan Payable	135,000

Total liabilities	135,617

Commitments and contingencies	-

Members’ capital	4,910,116
Total members' capital	4,910,116
Total liabilities and members' equity	$5,045,733

The accompanying notes are an integral part of these Financial Statements.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Statement of Operations for
the period from April 3, 2009 (inception) to May 31, 2009

Revenues	$—

Accounting	28
Bank Charges	335
Consulting Fees	70,525
Travel	8,479
Total operating expenses	79,367
Net loss before other items

Other Expense	-
Interest expense (related party)	10,529

Net loss	$(89,896)

The accompanying notes are an integral part of these Financial Statements.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Statement of Members’ Capital for
Period from April 3, 2009 (inception) to May 31, 2009

	Members’ Capital Accounts
	Number of units	Amount

Inception of LLC, April 3, 2009	1,200	$12

Members’ contributions	7,800	5,000,000

Net loss for period from April 3, 2009 (inception) to May 31, 2009	—	(89,896)

Balances, May 31, 2009	9,000	$(4,910,116)

The accompanying notes are an integral part of these Financial Statements.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Statement of Cash Flows for the
Period from April 3, 2009 (inception) to May 31, 2009

Cash flows used in operating activities:
Net loss	$(89,896)
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	-

Changes in operating assets and liabilities:
Accounts payable	88
Interest payable	10,529
Prepaids	(10,000)

Net cash used in operating activities	(89,279)

Cash flows from financing activities:
Issuance of member capital	12
Proceeds from loan	125,000

Net cash provided by financing activities	125,012

Net increase in cash and cash equivalents	35,733
Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$35,733

Non Cash Transaction:

During the fiscal year ended May 31, 2009 the Company acquired an intangible asset for $5,000,000 and issued the same amount in member capital to a new member.

During the fiscal year ended May 31, 2009 the Company obtained $125,000 in financing and became obligated to pay $10,000 in bonus interest for such funds.

The accompanying notes are an integral part of these Financial Statements.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

1. Organization and Business

Universal Database of Music USA, LLC (“UDM USA” or “Company”) is a limited liability company, which was organized in Nevada on April 3, 2009. The Company has an authorized Membership Interest capital of $10,000 divided into 10,000 Membership Interests  (“Membership Interests ”) of $1.00 each, of which 100 Membership Interests have been issued fully paid or credited fully paid and are legally and beneficially owned by the Members. On May 26, 2009 by resolution the Membership Interest capital was amended to 1,200 fully paid Units beneficially owned by the Members at a par value of $0.01. UDM USA is headquartered in Flemington, NJ.

The Company is governed by it’s Board of Directors (the “Board”) comprised of three Directors, two of which shall be appointed and removed at the request of the James Hunt, and one at the request of John Wright, in each case by written notice to the Company.  A Director need not be a resident of the United States.

As reflected in the accompanying financial statements, the Company is in the development stage with no operations, has a net loss of $89,896 for the period from April 3, 2009 (inception) to May 31, 2009, working capital of $45,116 and used cash in operations of $89,279 from inception. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

2. Summary of Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company is considered a development-stage entity and has disclosed inception-to-date information within these financial statements.

Use of estimates

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States which requires management to make  estimates and assumptions that effect the accounting for and recognition of assets, liabilities, stockholders’ equity, revenue and expenses. Estimates and assumptions are made because certain information is dependent on future events. Actual results could differ from those estimates.

Recent accounting pronouncements

The Company adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurement, effective July 1, 2008. SFAS No. 157 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date and establishes a framework for measuring fair value. It establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date and expands the disclosures about instruments measured at fair value. SFAS No. 157 requires consideration of a company's own creditworthiness when valuing liabilities.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

The Company also adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, effective July 1, 2008. SFAS No. 159 provides an option to elect fair value as an alternative measurement basis for selected financial assets, financial liabilities, unrecognized firm commitments and written loan commitments which are not subject to fair value under other accounting standards. As a result of adopting SFAS No. 159, the Company did not elect fair value accounting for any other assets and liabilities not previously carried at fair value.

Determination of Fair Value

At May 31, 2009, the Company applied fair value to all assets based on quoted market prices, where available. For financial instruments for which quotes from recent exchange transactions are not available, the Company determines fair value based on discounted cash flow analysis and comparison to similar instruments. Discounted cash flow analysis is dependent upon estimated future cash flows and the level of interest rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value.

The methods described above may produce a current fair value calculation that may not be indicative of net realizable value or reflective of future fair values. If readily determined market values became available or if actual performance were to vary appreciably from assumptions used, assumptions may need to be adjusted, which could result in material differences from the recorded carrying amounts. The Company believes its methods of determining fair value are appropriate and consistent with other market participants. However, the use of different methodologies or different assumptions to value certain financial instruments could result in a different estimate of fair value.

Valuation Hierarchy

SFAS No. 157 establishes a three-level valuation hierarchy for the use of fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date:

         Level 1.     Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 assets and liabilities include debt and equity securities and derivative financial instruments actively traded on exchanges, as well as U.S. Treasury securities and U.S. Government and agency mortgage-backed securities that are actively traded in highly liquid over the counter markets.

    Level 2.     Observable inputs other than Level 1 prices such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs that are observable or can be corroborated, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 assets and liabilities include debt instruments that are traded less frequently than exchange traded securities and derivative instruments whose model inputs are observable in the market or can be corroborated by market observable data. Examples in this category are certain variable and fixed rate non-agency mortgage-backed securities, corporate debt securities and derivative contracts.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

         Level 3.     Inputs to the valuation methodology are unobservable but significant to the fair value measurement. Examples in this category include interests in certain securitized financial assets, certain private equity investments, and derivative contracts that are highly structured or long-dated.

Application of Valuation Hierarchy

A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Revenue recognition and cost of revenues

The Company has not had any revenues or cost of revenues to date.

Cash and cash equivalents

Cash and cash equivalents include cash at bank and money market funds with maturities of three months or less at the date of acquisition by the Company.

Property and Equipmentt

Property and equipment are stated at cost. Depreciation is being applied on the straight-line method over five years. Leasehold improvements and equipment under capital leases are amortized over the shorter of the estimated useful life or the life of the lease.

Maintenance and repairs are charged to expense as incurred while renewals and improvements are capitalized.

Fair Value of Financial Instruments

The Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and capital lease obligations are carried at cost, which approximates their fair market value because of the short-term maturity of these instruments. The carrying amount of the long-term capital lease obligations is also assumed to approximate fair value.

Web Site

The Company capitalizes the costs incurred to build web site infrastructure and applications. Cost incurred for subsequent updates and operations are expensed as incurred.

Earnings per unit

Basic earnings per share are computed by dividing income (loss) attributable to members by the weighted-average number of member units outstanding for the period.

UNIVERSAL DATABASE OF MUSIC USA, LLC
(A development-stage company)
Notes to Financial Statements

Comprehensive income

Comprehensive income includes all changes in equity except those resulting from investments by and distributions to members.

Business segment reporting

The Company manages its operations in one business segment.

Since the Company is a limited liability company, the net income (loss) flows through to the members of the Company.  Accordingly, the Company does not recognize income tax expense or tax assets or liabilities.

3.  Intangible

The Company has obtained recent valuation reports from Cethial Bossche Content Network ( Montreal, Canada) dated January 22, 2007 and  Copiliot Partners ( France ) dated January 19, 2007. The two firms have placed a valuation of  between €9.5 and €17 million Euros and €12 million Euros respectively on the assets described as UDM music databases and related tools. Based on the above and other comparables, a pro forma five year cash flow analysis, the Company determined that a fair deemed value of $5,000,000 was appropriate with that deemed value attributable to the music database.

On May 28, 2009 the company executed an ASSET PURCHASE AGREEMENT with Jacques Krischer (Principal Shareholder”), UDM, Ltd, a United Kingdom corporation (“Seller”). The Seller is engaged in developing the look, feel, software and other intellectual property for the “Next Generation” of on-line music discovery, suggestions and recommendations (the “Assets”).

4.  Notes Payable and Related Party Transaction

A member of the Company loaned $125,000 USD to the Company by Agreement dated May 15, 2009. The loan terms include a $10,000 interest bonus and will accrue simple interest at a rate of 8% per annum. The note matures on April 30, 2012 and shall become due and payable at that time including accrued interest and the interest bonus. The $125,000 USD was received in two parts on May 5, 2009 and May 18, 2009. Interest accrued at the rate of 8% annually was $529.14 for the period May 5, 2009 to May 31, 2009.

5. Commitments and Contingencies

(a) Employment Agreements

As of May 31, 2009, the Company has no employment agreement with any of its members or third parties.

6. Subsequent events

On July 13, 2009, The Company began discussions with an OTC BB issuer regarding execution of a Letter of Intent (“LOI”) contemplating the terms and conditions of a reverse merge transaction between the Company and the Issuer. The LOI at this report date has not been executed but is intended to outline a capital structure that reflects the deemed value of the Company. If successful, the LOI will call for a Plan of Exchange Agreement or Share Exchange Agreement to be executed whereby subject to the satisfaction or waiver of conditions precedent to a closing the Issuer will acquire UDM USA, LLC from the members of UDM USA, LLC such that UDM USA, LLC will become a wholly-owned subsidiary of the Issuer.